1 3Q 2017 EARNINGS PRESENTATION OCTOBER 24, 2017

2 SAFE HARBOR This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which represent our management's beliefs and assumptions concerning future events. When used in this document and in documents incorporated herein by reference, the words “expects,” “plans,” “anticipates,” “indicates,” “believes,” “forecast,” “guidance,” “outlook,” “may,” “will,” “should,” “seeks,” “targets” and similar expressions are intended to identify forward-looking statements. Forward-looking statements involve risks, uncertainties and assumptions, and are based on information currently available to us. Actual results may differ materially from those expressed in the forward-looking statements due to many factors, including, without limitation, our extremely competitive industry; volatility in financial and credit markets which could affect our ability to obtain debt and/or financing or to raise funds through debt or equity issuances; volatility in fuel prices, maintenance costs and interest rates; our ability to implement our growth strategy; our significant fixed obligations and substantial indebtedness; our ability to attract and retain qualified personnel and maintain our culture as we grow; our reliance on high daily aircraft utilization; our dependence on the New York and Boston metropolitan markets and the Northeast Corridor of the United States and the effect of increased congestion in these markets; our reliance on automated systems and technology; our being subject to potential unionization, work stoppages, slowdowns and/or increased labor costs; our reliance on a limited number of suppliers; our presence in some international emerging markets that may experience political or economic instability or may subject us to legal risk; reputational and business risk from information security breaches or cyber-attacks; changes in or additional government regulation; changes in our industry due to other airlines' financial condition; acts of war or terrorism; global economic conditions or economic downturns leading to a continuing or accelerated decrease in demand for air travel; the spread of infectious diseases; adverse weather conditions or natural disasters; and external geopolitical events and conditions. It is routine for our internal projections and expectations to change as the year or each quarter in the year progresses, and therefore it should be clearly understood that the internal projections, beliefs and assumptions upon which we base our expectations may change prior to the end of each quarter or year and you should not place undue reliance on these statements. Further information concerning these and other factors is contained in the Company's Securities and Exchange Commission filings, including but not limited to, the Company's 2016 Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. In light of these risks and uncertainties, the forward-looking events discussed in this presentation might not occur. We undertake no obligation to update any forward-looking statements to reflect events or circumstances that may arise after the date of this presentation. The following presentation also includes certain “non-GAAP financial measures” as defined in Regulation G under the Securities Exchange Act of 1934. We refer you to the reconciliations made available in our Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K (available on our website at jetblue.com and at sec.gov) and in our July 2017 second quarter earnings call, which reconcile the non-GAAP financial measures included in the following presentation to the most directly comparable financial measures calculated and presented in accordance with U.S. GAAP.

3Q 2017 EARNINGS UPDATE ROBIN HAYES PRESIDENT & CEO

4 FINANCIAL IMPACT IMPACT SUMMARY OF HURRICANES IRMA AND MARIA OPERATIONAL IMPACT • 2,500+ flights cancelled, net of 550+ extra flights dispatched • Operational disruption for over 30 consecutive days • Revenue impact 3Q: $44 million; 4Q: $70 - $90 million • Operating income impact 3Q: $33 million; 4Q: $50 - $70 million 3Q 2017 4Q 2017 2017 ASM (2.7%) (2.9%) (1.4%) RASM +0.3 pts (1.0) – (2.0) pts (0.25) – (0.50) pts CASM ex- Fuel +2.75 pts ~ +2.5 pts ~ +1.5 pts Pre-Tax Margin (1.4%) (2.7%) (1.0%) $ EPS Impact (6c) (10c) – (13c) (16c) – (19c)

CREATING SHAREHOLDER VALUE THROUGH MARGIN INITIATIVES DESPITE SHORT TERM CHALLENGES

PRE-TAX MARGINS JBLU* VS PEERS


16.2%
14.6%
14.9%
13.5%
18.3%
16.7%
3Q 2017 JBLU
3Q 2017 Peers
TTM JBLU
TTM Peers
2016 JBLU
2016 Peers

*Excluding impact of hurricanes, Pre-Tax Margins for JBLU: 3Q17: 17.6%; TTM: 15.2%

Average of peer set (AAL, ALK, DAL, LUV, SAVE, UAL) , consensus and reported results

- **Working to sustain above average pre-tax margin and towards goal of superior margins**
  - Targeted growth that builds market relevance in our Focus Cities and network diversification
  - Continued progress on structural cost initiatives
- **Managing operational risks through capacity adjustments**
  - Schedule changes to mitigate peak ATC challenges
  - Redeployments in the Caribbean

5

jetBlue

6 3Q 2017 HIGHLIGHTS Commercial initiatives Commercial initiatives • Continue to see benefits of market relevance in Ft. Lauderdale • New Mint routes exceeding expectations in 3Q Commercial initiatives Targeted growth • Boston continues to produce superior margins; growing business segment • Managing short term network challenges and investing in operation as needed Commercial initiatives Structural cost initiatives • Progress on Tech Ops cost savings • Reducing dependence on third parties for distribution STRATEGIC POSITIONING AND RESULTS Commercial initiatives Committed to delivering above-average industry margins • Balancing growth and returns with targeted expansion in existing Focus Cities

COMMERCIAL UPDATE & OUTLOOK MARTY ST. GEORGE EVP COMMERCIAL AND PLANNING

8 ASM YOY GROWTH 8.9% 4.2% 4.8% 3.7% 2016 2017E* 2017E 1Q 2017 2Q 2017 3Q 2017 4Q 2017E ASM YO GROWTH CAPACITY: TARGETED GROWTH CONTINUES 6.5% - 8.5% 4.5% - 5.5% * Guidance as of 1/26/17 • 92% of growth remains in 3 Focus Cities in past five years − Boston growing to 200 flights/day and Ft. Lauderdale growing to 140 flights/day over the next several years − Growth coming from Mint, up-gauging, new frequencies and added destinations • 4Q 2017 capacity guidance considerations − Includes 2.9 points in lost seat-miles from hurricanes − Previously-announced approx. (0.5) point reduction to mitigate ATC constraints 4.0% - 5.0%

9 NETWORK UPDATE: BOSTON AND MINT CONTINUE TO OUTPERFORM KEY DEVELOPMENTS IN 3Q 2017 BOSTON  Margin-accretive leisure/business split; announced new service to Minneapolis further increasing relevance  Expect to up-gauge in Boston leisure markets with A321 All-Core fleet FORT LAUDERDALE  RASM growth outperformed system in July, despite competitive fares, ex-Hurricane Irma  Expect demand levels to normalize by mid-fourth quarter MINT  Solid pricing trends in Mint overall; approximately 60% growth in YoY Mint departures  New service to San Diego exceeding expectations; solid bookings to Las Vegas NEW YORK  Largest Focus City also producing superior margins  Low fares continue in Newark/NYC to Florida markets; some signs of improvement CARIBBEAN  Stabilizing operation, resuming commercial flights to Puerto Rico, and redeploying leisure flights  Monitoring trends in Caribbean destinations post hurricanes

10 RASM YOY GROWTH* UNIT REVENUE: MONITORING TRENDS INTO 4Q 2017 • Continued solid demand environment in 3Q − Strength in Boston business, Mint markets − Co-brand card continues to exceed expectations • 3Q RASM within initial guidance ex-storm impact − RASM growth ex-storms +0.6%, in line with original guidance of (0.5%) to +2.5%, and in top half of guidance from early September (1%) to +1% • 4Q RASM growth of (3.0%) to 0.0% − Ongoing storm impact: (1.0) to (2.0) points − Full quarter impact from competitive pricing -7.0% -8.2% -3.5% -1.5% -4.8% 7.0% 0.9% 1Q 2016 2Q 2016 3Q 2016 4Q 2016 1Q 2017 2Q 2017 3Q 2017 4Q 2017E (3.0%) – 0.0% *Excluding impact of hurricanes, 3Q 2017 RASM for JBLU: 0.6%

FINANCIAL UPDATE & OUTLOOK STEVE PRIEST EVP CHIEF FINANCIAL OFFICER

12 3Q 2017 RESULTS INCOME STATEMENT ($ billion) PRE-TAX PROFIT MARGIN UNIT REVENUES AND COSTS ($ cents) Operating Margin 17.1% 20.5% Pre-Tax Margin 16.2% 19.1% Net Margin 9.9% 11.5% EPS (basic) 0.55 0.61 EPS (diluted) 0.55 0.58 *Excluding impact of hurricanes and cost shift, 3Q 2017 Pre-Tax Margin was 16.7% 1 0 .7% 2 0 .8% 2 0 .5% 1 7 .1% 8 .6% 1 9 .1% 1 9 .1% 1 6 .2% 5 .2% 1 1 .7% 1 1 .5% 9 .9% 3Q 2014 3Q 2015 3Q 2016 3Q 2017 OM Pre-Tax Margin Net Margin 3Q 2017 3Q 2016 Variation Total Op Rev 1.81 1.73 4.7% SW&B, P/S 0.47 0.42 10.9% Fuel 0.35 0.29 18.3% Ownership 0.24 0.23 6.4% MM&R 0.15 0.15 -2.4% Other 0.29 0.29 5.1% Total Op Costs 1.50 1.38 9.1% OP INCOME 0.31 0.35 -12.4% Other Inc (Exp) (0.02) (0.02) -28.3% Inc Before Taxes 0.29 0.33 -11.2% Inc Tax Exp 0.11 0.13 -12.7% NET INCOME 0.18 0.20 -10.2% 3Q 2017 3Q 016 Variation Total Op Rev 1 .67 12 55 0.9% SW&B, P/S 3.26 3.05 7.0% Fuel 2.42 2.13 14.1% Ownership 1.70 1.64 2.6% MM&R 1.04 1.11 -5.9% Other 2.08 2.06 1.3% Total Op Costs 10.50 9.99 5.2% OP INCOME 2.17 .56 -15.5%

13 QUARTERLY CASM EX-FUEL YOY GROWTH* -1.4% -0.8% 2.5% 4.6% 3.3% 5.1% 2.7% 1Q 2016 2Q 2016 3Q 2016 4Q 2016 1Q 2017 2Q 2017 3Q 2017 4Q 2017E 2017E UNIT COSTS: MANAGING NEAR TERM HEADWINDS • 3Q CASM ex-fuel growth below original guidance − +2.7 points from hurricanes − +0.5 points to mitigate operational risks from ATC (included in original guidance) − Maintenance and marketing costs shifted +1.4 points of CASM growth from 3Q into 4Q • 4Q and full year 2017 cost guidance − Ex storms, mid-point of full year guidance at top end of original 2017 guidance, despite 1.5 points slower capacity growth • 2018 considerations − Bias towards slower growth; exploring initiatives to limit costs of irregular operations **Refer to Appendix A on Non-GAAP Financial Measures 4.0% - 5.0% 5.0% - 7.0% * Excluding impact of hurricanes and cost shift, 3Q 2017 CASM ex-fuel for JBLU: 1.4% 1.4%*

14 COST CONTROL: THE PATH FROM GOOD TO GREAT MARGINS CASM EX-FUEL TRENDS* **Refer to Appendix A on Non-GAAP Financial Measures Tech Ops Airports Corporate TOTAL Distribution STRUCTURAL COST SAVINGS PLAN (2018-2020) ACHIEVEMENTS $250-$300m  9/12 Airport lobbies completed  Consolidating contracts $100-$125m $75-$90m $55-$65m ~$20m  Progress towards V2500 engine maintenance deal & RFP in 2018; NEO engine RFP underway  Reviewing business partner contracts  Maximizing data storage infrastructure, software utilization  Decreasing dependence on OTAs  Lowering distribution costs 3.6% 3.8% 1.3% 2014 2015 2016 2017E 2018E-2020E 0% - 1%** 4.0% - 5.0% **CAGR 2.5% - 3.5% Ex-Storms

15 FLEET: ACCRETIVE FLEET GROWTH AIRBUS ORDER BOOK*FLEET DETAIL* *As of 10/24/17 CEO: Current Engine Option; NEO: New Engine Option • Flexibility in order book allows for selecting most margin- accretive configuration - Expect a mix of Mint/All-Core-seat deliveries in 2018 *As of 10/24/17 Year A320neo A321ceo A321neo Total 2018 - 11 - 11 2019 - - 13 13 2020 6 - 7 13 1 97 103 107 110 169 227 230 233 236 2011 2016 1Q 2017 2Q 2017 3Q 2017 Unencumbered Total 60 60 60 60 60 130 130 130 130 130 20 21 21 21 2117 19 22 25 31 2016 1Q 2017 2Q 2017 3Q 2017 2017E E190 A320 A321 HD A321 Mint

16 4Q 2017E 2017E 2017-2020E LEVERAGE AND CAPEX: BALANCED CAPITAL ALLOCATION ADJUSTED DEBT / CAP RATIO CAPITAL EXPENDITURES Aircraft Non-Aircraft Adj Debt / Cap = On Balance Sheet Debt + 7x Aircraft Rent / Debt + Equity Average of ~$1.1bn* *Includes Aircraft and Non-Aircraft Capital Expenditures 70% 62% 46% 35% 34% 33% 32% 2011 2013 2015 2016 1Q 2017 2Q 2017 3Q 2017 $100m - $120m $1.06bn - $1.11bn $330m - $380m $40m - $60m

17 2017 GUIDANCE SUMMARY 17 4Q 2017 2017 Capacity 4.5 – 5.5% 4.0 – 5.0% RASM (3.0) – 0.0% N/A CASM ex-Fuel 5.0 – 7.0% 4.0 – 5.0% All-In Fuel Price $1.83 N/A CAPEX (Aircraft) $330m – $380m $1.06bn - $1.11bn CAPEX (Non-Aircraft) $40m – $60m $100m - $120m Other Income / (Expense) ($15m - $20m) ($75m - $80m)

QUESTIONS

19 APPENDIX A: NOTE ON NON-GAAP FINANCIAL MEASURES Consolidated operating cost per available seat mile, excludes fuel and related taxes, and operating expenses related to other non-airline expenses (CASM Ex-Fuel) is a non-GAAP financial measure that we use to measure our core performance. Note A within our quarterly earnings release provides a reconciliation of non-GAAP financial measures used in this presentation and provides the reasons management uses those measures.